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                           SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, DC

                              ------------------------


                                     FORM 8-K


                                 CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVEN REPORTED):  AUGUST 18, 1999

                           ------------------------

                                  INCOMNET, INC.
                (Exact Name of Registrant as Specified in Charter)


             CALIFORNIA                   0-12386            95-2871296
    (State of Other Jurisdiction        (Commission         (IRS Employer
       of Incorporation)               File Number)      Identification No.)

        2801 MAIN STREET, IRVINE, CALIFORNIA                  92614
      (Address of Principal Executive Offices)             (Zip Code)


           Registrant's telephone number, including area code: (949) 251-8000



              (Former Name of former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY PROCEEDINGS

     SIGNIFICANT NEW EVENTS
     On October 7, 1999 the United States Bankruptcy Court for the Central District of California, Santa Ana Division, entered into an order approving a $6 million debtor-in-possession financing facility with the Company's lender, Foothill Capital Corporation. The facility requires Incomnet to meet certain restrictive debt covenants, bears interest at the lender's reference rate plus 2.5% (currently approximately 10.75%) and expires February 28, 1999.

ITEM 5.  OTHER EVENTS

     WORKFORCE REDUCTION
     Incomnet continues exploring strategic alternatives available to Incomnet. In September, Incomnet restructured its operations and had a reduction in workforce of approximately 10% to commensurate headcount with near term operating requirements. Incomnet is currently exploring, among other matters, certain strategic transactions which may result in the sale of Incomnet's assets, merger with another company, severe scale back of operations, restructure of its debt and other obligations, and/or other events.

     RESIGNATION OF CHIEF EXECUTIVE OFFICER AND DIRECTORS
     Denis Richard resigned as Chief Executive Officer and member of the Board of Directors effective September 30, 1999. Jack Casey, Incomnet's Chairman of the Board, has been appointed Incomnet's Chief Executive Officer. Additional appointments made were George Blanco to Chief Operating Officer and Steve Garcia to Chief Financial Officer.

     Due to Incomnet's changing leadership needs and for business reasons unrelated to Incomnet, Directors Michael A. Stein and R. Scott Eisenberg resigned on August 18 and 27, 1999, respectively, from Incomnet's Board of Directors. George Blanco was appointed a Director of Incomnet on September 8, 1999.

              SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

     Certain statements in this Form 8-K constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Incomnet and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INCOMNET, INC.
                               A CALIFORNIA CORPORATION



                                By:    /s/ Stephen A. Garcia
                                    -----------------------------
                                           Stephen A. Garcia
                                     EXECUTIVE VICE PRESIDENT AND
                                         CHIEF FINANCIAL OFFICE

Date:  October 28, 1999

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